UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2009

                           Portec Rail Products, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                    15238
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     Regulation FD Disclosure

     Portec Rail Products, Inc. (the "Company") has prepared a presentation, which will discuss the company, its products and services and historical financial information. The presentation will be available at approximately 8:00 A.M. on the Company's website beginning June 30, 2009. The website address is www.portecrail.com, and the presentation can be found by following the link for "Investor Relations", then selecting the "June 2009 Investor Presentation" link.


Item 9.01      Financial Statements and Exhibits

(a)            Financial statements of businesses acquired. Not Applicable.

(b)            Pro forma financial information. Not Applicable.

(c)            Shell company transactions: Not Applicable.

(d)            Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PORTEC RAIL PRODUCTS, INC.



DATE: June 30, 2009                         By:  /s John N. Pesarsick
                                                 -------------------------------
                                                 John N. Pesarsick
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer